Harding, Loevner Funds, Inc. (the “Fund”)

Supplement Dated January 30, 2015 to the

Prospectus for Emerging Markets Portfolio – Investor Class Dated February 28, 2014 (as supplemented thereafter) and the Prospectus for Institutional Emerging Markets Portfolio – Class II Dated February 28, 2014
(the “Prospectuses”)

The second paragraph under the heading “Restrictions on Frequent Trading” in the subsection entitled “Purchase and Redemption of Shares” of the Prospectuses is hereby deleted and replaced with the following:

The short-term redemption fee does not apply to the following transactions:

•	Redemptions due to processing errors.

•	Redemptions due to death or disability.

•	Redemptions due to a qualified domestic relations order or a divorce decree.

•	401(k) or 403(b) account transactions, including: minimum required distributions, redemptions pursuant to systematic withdrawal programs, redemptions in connection with termination of employment, involuntary distribution, forfeitures, loans, and return of excess contribution amounts.

•	529 Plan transactions.

•	Redemptions by other funds.

•	Redemptions by accounts participating in certain wealth management programs (including wrap programs and automatic rebalancing programs) that have represented to the Fund that (i) their investment strategy is not expected to result in frequent trading; and (ii) they have adopted procedures reasonably designed to detect and deter frequent trading.

The third paragraph in the section entitled “Distribution of Fund Shares” of the Prospectuses is hereby deleted and replaced with the following:

In addition, Harding Loevner may, at its own expense and out of its own legitimate profits, provide additional cash payments to financial intermediaries that distribute shares of the Portfolio. Harding Loevner may also share with financial advisors and 529 Plan managers and/or administrators certain marketing expenses or pay for the opportunity to distribute the Portfolio, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Portfolio receives as proceeds from such sales. Such payments may differ as to amount among financial intermediaries based on various factors, including levels of assets and/or sales (based on gross or net sales) or some other criteria. In some circumstances, the payments may relate to the Portfolio’s inclusion on a financial intermediary’s preferred list of funds offered to its clients and may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend or offer shares of the Portfolio to its customers over other funds that do not have sponsors making similar payments. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Portfolio. The Fund may enter into additional similar arrangements in the future. Further information concerning these arrangements is included in the SAI.

Investors Should Retain this Supplement for Future Reference.